UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2007
LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification Number)
incorporation)

21557 Telegraph Road, Southfield, MI		48033
(Address of principal executive offices)		(Zip Code)
(248) 447-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On August 24, 2007, the Compensation Committee of the Board of Directors of Lear Corporation (“Lear”) approved merit increases to the annual base salary levels of certain of Lear’s executive officers, effective July 1, 2007, including the following: Daniel A. Ninivaggi, Executive Vice President, General Counsel and Chief Administrative Officer — from $700,000 to $775,000; Raymond E. Scott, Senior Vice President and President, North American Seating Systems — from $500,000 to $550,000; and James M. Brackenbury, Senior Vice President and President, European Operations — from $500,000 to $550,000. No increases were made to the annual base salary levels of Robert E. Rossiter, Chairman, Chief Executive Officer and President, or James H. Vandenberghe, Vice Chairman and Chief Financial Officer.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION, a Delaware corporation

Date: August 28, 2007	By:	/s/ James H. Vandenberghe

	Name:	James H. Vandenberghe
	Title:	Vice Chairman and Chief Financial Officer

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